Exhibit 99.1

READY CAPITAL CORPORATION ANNOUNCES SECOND QUARTER 2019 RESULTS

-  Net Income of $0.25 per share of common stock in the second quarter   -

-  Core Earnings of $0.37 per share of common stock in the second quarter   -

-  Originated and acquired over $835 million of Small Balance Commercial (SBC) loans in Q2 2019   -

New York, New York, August 7, 2019 / PRNewswire / – Ready Capital Corporation (“Ready Capital” or the “Company”) (NYSE: RC), a multi-strategy real estate finance company that originates, acquires, finances, and services small- to medium-sized balance commercial loans, today reported financial results for the quarter ended June 30, 2019.  A summary of Ready Capital’s operating results for the quarter ended June 30, 2019 is presented below. Ready Capital reported U.S. GAAP Net Income for the three months ended June 30, 2019 of $11.2 million, or $0.25 per share of common stock, and Core Earnings (a non-GAAP financial measure) of $16.8 million, or $0.37 per share of common stock.

   Second Quarter Highlights:

•	U.S. GAAP Net Income of $11.2 million, or $0.25 per diluted share of common stock
•	Core Earnings of $16.8 million, or $0.37 per diluted share of common stock
•	Adjusted net book value of $16.35 per share of common stock as of June 30, 2019
•	Originated $419.6 million and acquired $362.2 million of small balance commercial (“SBC”) loans
•	Originated $53.7 million of loans guaranteed by the U.S. Small Business Administration (the “SBA”) under its Section 7(a) loan program
•	Originated $518.2 million of residential mortgage loans
•	Declared and paid dividend of $0.40 per share
•	Subsequent to quarter end, completed the issuance of $57.5 million in aggregate principal of 6.20% Senior Notes due 2026

Use of Non-GAAP Financial Information

In addition to the results presented in accordance with U.S. GAAP, this press release includes Core Earnings which is a non-U.S. GAAP financial measure. The Company defines Core Earnings as net income adjusted for unrealized gains and losses related to certain mortgage backed securities, realized gains and losses on sales of certain MBS, unrealized gains and losses related to residential mortgage servicing rights, and one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains or merger related expenses.

The Company believes that providing investors with this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, gives investors greater transparency into the information used by management in its financial and operational decision-making. However, because Core Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Core Earnings may not be comparable to other similarly-titled measures of other companies.

In calculating Core Earnings, Net Income (in accordance with GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market, but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Core Earnings, the Company does not adjust Net Income (in accordance with GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company’s historical loan originations. In calculating Core Earnings, Net Income (in accordance with GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-core.  Certain MBS positions are considered to be non-core due to a variety of reasons which may include collateral type, duration, and size.

In addition, in calculating Core Earnings, Net Income (in accordance with GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value.  The Company treats its commercial MSRs and residential MSRs as two separate classes based on the nature of the underlying mortgages and the treatment of these assets as two separate pools for risk management purposes.  Servicing rights relating to the Company’s small business commercial business are accounted for under ASC 860, Transfer and Servicing, while the Company’s residential MSRs are accounted for under the fair value option under ASC 825, Financial Instruments.  In calculating Core Earnings, the Company does not exclude realized gains or losses on either commercial MSRs or Residential MSRs, held at fair value, as servicing income is a fundamental part of Ready Capital’s business and as an indicator of the ongoing performance.

The following table reconciles net income computed in accordance with U.S. GAAP to Core Earnings for the three months ended June 30, 2019:

Three Months Ended
(In Thousands)	June 30, 2019
Net Income	$11,245
Reconciling items:
Unrealized loss on mortgage-backed securities	106
Unrealized loss on mortgage servicing rights	6,339
Merger transaction costs	603
Non-recurring expenses	67
Total reconciling items	$7,115
Core earnings before income taxes	$18,360
Income tax adjustments	(1,585)
Core earnings	$16,775

U.S. GAAP Return on Equity is based on U.S. GAAP Net Income, while Core Return on Equity is based on Core Earnings, which adjusts GAAP Net Income for the items in the Core reconciliation above.

Webcast and Earnings Conference Call

Management will host a webcast and conference call on Thursday,  August 8, 2019 at 8:30 am ET to provide a general business update and discuss the financial results for the quarter ended June 30, 2019. A webcast will be available on the Company’s website at www.readycapital.com. To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register and download and install any necessary audio software.

To Participate in the Telephone Conference Call:

Dial in at least five minutes prior to start time.

Domestic: 1-855-327-6838

International: 1-604-638-5340

Conference ID #: 13689763

Conference Call Playback:

Domestic: 1-844-512-2921

International: 1-412-317-6671

Replay Pin #: 10007329

The playback can be accessed through August 22, 2019.

Safe Harbor Statement

This press release contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, applicable regulatory changes; general volatility of the capital markets; changes in the Company’s investment objectives and business strategy; the availability of financing on acceptable terms or at all; the availability, terms and deployment of capital; the availability of suitable investment opportunities; changes in the interest rates or the general economy; increased rates of default and/or decreased recovery rates on investments; changes in interest rates, interest rate spreads, the yield curve or prepayment rates; changes in prepayments of Company’s assets; the degree and nature of competition, including competition for the Company's target assets; and other factors, including those set forth in the Risk Factors section of the Company's most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

About Ready Capital Corporation

Ready Capital Corporation (NYSE: RC) is a multi-strategy real estate finance company that originates, acquires, finances and services small- to medium-sized balance commercial loans. Ready Capital specializes in loans backed by commercial real estate, including agency multifamily, investor and bridge as well as SBA 7(a) business loans. Headquartered in New York, New York, Ready Capital employs over 400 lending professionals nationwide. The company is externally managed and advised by Waterfall Asset Management, LLC.

Contact

Investor Relations
Ready Capital Corporation
212-257-4666
InvestorRelations@readycapital.com

Additional information can be found on the Company’s website at www.readycapital.com

READY CAPITAL CORPORATION

UNAUDITED CONSOLIDATED BALANCE SHEETS

(In Thousands)	June 30, 2019	December 31, 2018
Assets
Cash and cash equivalents	$41,925	$54,406
Restricted cash	38,019	28,921
Loans, net (including $20,409 and $22,664 held at fair value)	1,002,676	1,193,392
Loans, held for sale, at fair value	177,507	115,258
Mortgage backed securities, at fair value	99,407	91,937
Loans eligible for repurchase from Ginnie Mae	69,101	74,180
Investment in unconsolidated joint ventures	47,551	33,438
Derivative instruments	3,670	2,070
Servicing rights (including $85,658 and $93,065 held at fair value)	114,761	120,062
Receivable from third parties	2,763	8,888
Real estate acquired in settlement of loans, held for sale	65,834	7,787
Other assets	68,399	55,447
Assets of consolidated VIEs	2,108,710	1,251,057
Total Assets	$3,840,323	$3,036,843
Liabilities
Secured borrowings	988,868	834,547
Securitized debt obligations of consolidated VIEs, net	1,567,113	905,367
Convertible notes, net	110,506	109,979
Senior secured notes, net	179,086	178,870
Corporate debt, net	48,795	48,457
Guaranteed loan financing	28,445	229,678
Liabilities for loans eligible for repurchase from Ginnie Mae	69,101	74,180
Derivative instruments	9,032	3,625
Dividends payable	18,292	13,346
Accounts payable and other accrued liabilities	73,679	74,719
Total Liabilities	$3,092,917	$2,472,768
Stockholders’ Equity
Common stock, $0.0001 par value, 500,000,000 shares authorized, 44,415,479 and 32,105,112 shares issued and outstanding, respectively	4	3
Additional paid-in capital	720,812	540,478
Retained earnings	14,914	5,272
Accumulated other comprehensive loss	(7,703)	(922)
Total Ready Capital Corporation equity	728,027	544,831
Non-controlling interests	19,379	19,244
Total Stockholders’ Equity	$747,406	$564,075
Total Liabilities and Stockholders’ Equity	$3,840,323	$3,036,843

READY CAPITAL CORPORATION

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended June 30,		Six Months Ended June 30,
(In Thousands, except share data)	2019	2018	2019	2018
Interest income	$57,034	$41,858	$105,787	$79,007
Interest expense	(35,753)	(26,407)	(71,529)	(49,071)
Net interest income before provision for loan losses	$21,281	$15,451	$34,258	$29,936
Provision for loan losses	(1,348)	397	(1,866)	229
Net interest income after provision for loan losses	$19,933	$15,848	$32,392	$30,165
Non-interest income
Residential mortgage banking activities	21,021	17,255	35,608	31,279
Net realized gain on financial instruments and real estate owned	6,255	8,620	13,537	20,851
Net unrealized gain (loss) on financial instruments	(7,006)	4,457	(13,918)	7,464
Servicing income, net of amortization and impairment of $853 and $2,616 for the three and six months ended June 30, 2019, and $1,229 and $2,580 for the three and six months ended June 30, 2018, respectively	7,811	6,627	14,563	13,037
Other income	2,792	1,826	3,692	3,160
Income on unconsolidated joint ventures	2,083	1,503	5,012	7,243
Gain on bargain purchase	—	—	30,728	—
Total non-interest income	$32,956	$40,288	89,222	83,034
Non-interest expense
Employee compensation and benefits	(12,509)	(14,272)	(23,957)	(29,592)
Allocated employee compensation and benefits from related party	(1,250)	(1,200)	(2,103)	(2,400)
Variable expenses on residential mortgage banking activities	(13,501)	(7,493)	(22,677)	(9,783)
Professional fees	(1,586)	(2,401)	(3,415)	(5,049)
Management fees – related party	(2,495)	(2,036)	(4,492)	(4,049)
Incentive fees – related party	—	(269)	—	(676)
Loan servicing expense	(4,571)	(3,000)	(8,219)	(7,093)
Merger related expenses	(603)	—	(6,070)	—
Other operating expenses	(8,085)	(8,916)	(14,947)	(16,927)
Total non-interest expense	$(44,600)	$(39,587)	$(85,880)	$(75,569)
Income before provision for income taxes	$8,289	$16,549	$35,734	$37,630
Provision for income (taxes) benefit	2,956	(665)	5,959	(3,228)
Net income	$11,245	$15,884	$41,693	$34,402
Less: Net income attributable to non-controlling interest	276	588	1,257	1,252
Net income attributable to Ready Capital Corporation	$10,969	$15,296	$40,436	$33,150

Earnings per common share - basic	$0.25	$0.48	$1.05	$1.03
Earnings per common share - diluted	$0.25	$0.48	$1.05	$1.03

Weighted-average shares outstanding
Basic	44,425,598	32,073,717	38,524,023	32,055,110
Diluted	44,431,263	32,092,750	38,527,317	32,069,499

Dividends declared per share of common stock	$0.40	$0.40	$0.80	$0.77

READY CAPITAL CORPORATION

 UNAUDITED SEGMENT REPORTING

fOR THE THREE MONTHS ENDED june 30, 2019

			SBA Originations,	Residential
	Loan	SBC	Acquisitions,	Mortgage	Corporate-
(In Thousands)	Acquisitions	Originations	and Servicing	Banking	Other	Consolidated
Interest income	$18,208	$30,639	$7,124	$1,063	$—	$57,034
Interest expense	(10,602)	(21,401)	(2,300)	(1,450)	—	(35,753)
Net interest income before provision for loan losses	$7,606	$9,238	$4,824	$(387)	$—	$21,281
Provision for loan losses	(544)	(350)	(454)	—	—	(1,348)
Net interest income after provision for loan losses	$7,062	$8,888	$4,370	$(387)	$—	$19,933
Non-interest income
Residential mortgage banking activities	$—	$—	$—	$21,021	$—	$21,021
Net realized gain on financial instruments	453	1,627	4,175	—	—	6,255
Net unrealized gain on financial instruments	(661)	(76)	71	(6,340)	—	(7,006)
Other income	957	1,661	39	85	50	2,792
Servicing income	—	461	1,818	5,532	—	7,811
Income from unconsolidated joint ventures	2,083	—	—	—	—	2,083
Gain on bargain purchase	—	—	—	—	—	—
Total non-interest income	$2,832	$3,673	$6,103	$20,298	$50	$32,956
Non-interest expense
Employee compensation and benefits	(26)	(1,774)	(4,424)	(5,445)	(840)	(12,509)
Allocated employee compensation and benefits from related party	(125)	—	—	—	(1,125)	(1,250)
Variable expenses on residential mortgage banking activities	—	—	—	(13,501)	—	(13,501)
Professional fees	(47)	(313)	(169)	(229)	(828)	(1,586)
Management fees – related party	—	—	—	—	(2,495)	(2,495)
Loan servicing expense	(1,117)	(1,475)	(260)	(1,677)	(42)	(4,571)
Merger related expenses	—	—	—	—	(603)	(603)
Other operating expenses	(882)	(2,712)	(2,076)	(2,054)	(361)	(8,085)
Total non-interest expense	$(2,197)	$(6,274)	$(6,929)	$(22,906)	$(6,294)	$(44,600)
Net income (loss) before provision for income taxes	$7,697	$6,287	$3,544	$(2,995)	$(6,244)	$8,289
Total assets	$1,158,351	$2,055,751	$261,326	$303,465	$61,430	$3,840,323

READY CAPITAL CORPORATION

 UNAUDITED SEGMENT REPORTING

fOR THE six MONTHS ENDED june 30, 2019

			SBA Originations,	Residential
	Loan	SBC	Acquisitions,	Mortgage	Corporate-
(In Thousands)	Acquisitions	Originations	and Servicing	Banking	Other	Consolidated
Interest income	$28,881	$58,828	$16,233	$1,845	$—	$105,787
Interest expense	(18,307)	(42,068)	(8,790)	(2,364)	—	(71,529)
Net interest income before provision for loan losses	$10,574	$16,760	$7,443	$(519)	$—	$34,258
Provision for loan losses	(677)	(309)	(880)	—	—	(1,866)
Net interest income after provision for loan losses	$9,897	$16,451	$6,563	$(519)	$—	$32,392
Non-interest income
Residential mortgage banking activities	$—	$—	$—	$35,608	$—	$35,608
Net realized gain on financial instruments	404	5,167	7,966	—	—	13,537
Net unrealized gain on financial instruments	(680)	734	(504)	(13,468)	—	(13,918)
Other income	1,025	2,447	53	102	65	3,692
Servicing income	1	897	2,833	10,832	—	14,563
Income from unconsolidated joint ventures	5,012	—	—	—	—	5,012
Gain on bargain purchase	—	—	—	—	30,728	30,728
Total non-interest income	$5,762	$9,245	$10,348	$33,074	$30,793	$89,222
Non-interest expense
Employee compensation and benefits	(27)	(4,034)	(8,192)	(10,040)	(1,664)	(23,957)
Allocated employee compensation and benefits from related party	(210)	—	—	—	(1,893)	(2,103)
Variable expenses on residential mortgage banking activities	—	—	—	(22,677)	—	(22,677)
Professional fees	(217)	(614)	(356)	(465)	(1,763)	(3,415)
Management fees – related party	—	—	—	—	(4,492)	(4,492)
Incentive fees – related party	—	—	—	—	—	—
Loan servicing expense	(1,918)	(2,690)	(117)	(3,417)	(77)	(8,219)
Merger related expenses	—	—	—	—	(6,070)	(6,070)
Other operating expenses	(1,304)	(4,829)	(3,126)	(4,127)	(1,561)	(14,947)
Total non-interest expense	$(3,676)	$(12,167)	$(11,791)	$(40,726)	$(17,520)	$(85,880)
Net income (loss) before provision for income taxes	$11,983	$13,529	$5,120	$(8,171)	$13,273	$35,734
Total assets	$1,158,351	$2,055,751	$261,326	$303,465	$61,430	$3,840,323